EXHIBIT 99.1
                                                                    ------------



                              LETTER OF TRANSMITTAL
                          COMPTON PETROLEUM CORPORATION
                      OFFER TO EXCHANGE $165,000,000 OF ITS
               9.90% EXCHANGE SENIOR NOTES DUE 2009 (THE "EXCHANGE
           NOTES") WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
                              OF 1933, AS AMENDED,
                       FOR $165,000,000 OF ITS OUTSTANDING
                           9.90% SENIOR NOTES DUE 2009
                              (THE "INITIAL NOTES")
               PURSUANT TO THE PROSPECTUS, DATED __________, 2002


--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2002 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------


                  The Exchange Agent for the Exchange Offer is

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK

                       BY MAIL, OVERNIGHT COURIER OR HAND:

                The Bank of Nova Scotia Trust Company of New York
                          One Liberty Plaza, 23rd Floor
                            New York, New York 10006
                              Attention: Exchanges


      BY FACSIMILE FOR ELIGIBLE INSTITUTIONS (AS DEFINED IN INSTRUCTION 3):

                                 (212) 225-5436

                    FOR CONFIRMATION AND/OR INFORMATION CALL:

                                 (212) 225-5427

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX BELOW

         List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule and then affixed to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------------------------
                 DESCRIPTION OF INITIAL NOTES                          (1)                 (2)                   (3)
------------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    CERTIFICATE          PRINCIPAL         PRINCIPAL AMOUNT
(PLEASE FILL IN, IF BLANK)                                          NUMBER(S)*          AMOUNT OF         OF INITIAL NOTES
                                                                                      INITIAL NOTES           TENDERED
                                                                                                        (IF LESS THAN ALL)**
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
 *    Need not be completed by book-entry holders.
**    Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes.
------------------------------------------------------------------------------------------------------------------------------

         The undersigned acknowledges that he or she has received and reviewed the prospectus, dated __________, 2002 (the "Prospectus"), of Compton Petroleum Corporation, an Alberta corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to US$165,000,000 aggregate principal amount of its 9.90% Exchange Senior Notes due 2009 (the "Exchange Notes") for a like principal amount of the Company's issued and outstanding 9.90% Senior Notes due 2009 (the "Initial Notes").

         The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         This Letter is to be used either if certificates of Initial Notes are to be forwarded herewith or if delivery of Initial Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "DTC"), pursuant to the procedures set forth in "The Exchange Offer - Terms of the Exchange Offer" and "The Exchange Offer - Procedures for Tending Initial Notes" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

         Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Initial Notes according to the guaranteed delivery procedure set forth in the Prospectus under the captions "The Exchange Offer - Terms of the Exchange Offer" and "The Exchange Offer - Procedures for Tending Initial Notes." See Instruction 1.

|_| CHECK HERE IF INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


Name of Tendering Institution
                             ---------------------------------------------------

Account Number
              ------------------------------------------------------------------

Transaction Code Number
                       ---------------------------------------------------------


|_| CHECK HERE IF INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
                            ----------------------------------------------------

Name of Eligible Institution that Guaranteed Delivery
                                                     ---------------------------
If delivered by book-entry transfer:

Account Number
              ------------------------------------------------------------------

Date of execution of Notice of Guaranteed Delivery
                                                  ------------------------------

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


         If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business of the undersigned, that it is not engaged in, and does not intend to engage in, or has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes, and that it is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"). If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it may be deemed to be an "underwriter" within the meaning of the Securities Act and must acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.



               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes being tendered as set forth in this Letter and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on the Company's belief, based on interpretations by the staff of the Securities and Exchange Commission (the "SEC") to third parties in unrelated transactions, that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders of the Initial Notes (other than (i) any holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (ii) any broker-dealer that purchases Notes from the Company to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes and are not participating in, and do not intend to participate in, the distribution of such Exchange Notes. The undersigned further acknowledges that any holder of Initial Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the SEC enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13,
1989) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

         The undersigned represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder, (ii) such holder or such other person has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes within the meaning of the Securities Act and is not participating in, and does not intend to participate in, the distribution of such Exchange Notes within the meaning of the Securities Act, and (iii) such holder or such other person is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if such holder or such other person is an affiliate, such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

         The undersigned understands that tenders of the Initial Notes pursuant to any one of the procedures described under the captions "The Exchange Offer - Terms of the Exchange Offer" and "The Exchange Offer - Procedures for Tending Initial Notes" in the Prospectus and in the instructions in this Letter will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus under the caption "The Exchange Offer - Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the Initial Notes tendered. Initial Notes not accepted for exchange, or withdrawn, will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Initial Notes."

         THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN INITIAL NOTES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH INITIAL NOTES AS OF THE DATE OF TENDER OF SUCH INITIAL NOTES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


Dated:

X
   --------------------------------------------------

X
  ---------------------------------------------------         ------------------
  SIGNATURE(S) OF OWNER(S)/OR AUTHORIZED SIGNATORY            DATE


Area Code and Telephone Number:
                               ----------------------

         If a holder is tendering any Initial Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Initial Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)


                                    (PLEASE TYPE OR PRINT)


Capacity:




Address:
                                      (INCLUDE ZIP CODE)


                                      SIGNATURE GUARANTEE
                                 IF REQUIRED BY INSTRUCTION 3)


Signature(s) Guaranteed by
an Eligible Institution:
                                    (AUTHORIZED SIGNATURE)


                                            (TITLE)


                                        (NAME OF FIRM)



Dated:

--------------------------------------------------------------------------------

-------------------------------------------------      ------------------------------------------------
        SPECIAL ISSUANCE INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTIONS 3 AND 4)                                (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------      ------------------------------------------------
    To be completed ONLY if certificates for               To be completed ONLY if certificates for
Exchange Notes are to be issued in the name of         Exchange Notes are to be sent to someone other
and sent to someone other than the other than          than the person or persons whose signature(s)
the person or persons whose signature(s) appear        appear(s) on this Letter above or to such person
person or persons whose signature(s) appear            or persons at an address other than shown in the
on this on this Letter above.                          box entitled "Description of Initial Notes" on
                                                       this Letter above.






ISSUE:  EXCHANGE NOTES TO:                             MAIL:  EXCHANGE NOTES TO:


NAME(S):                                               NAME(S):
               (PLEASE TYPE OR PRINT)                                  (PLEASE TYPE OR PRINT)


               (PLEASE TYPE OR PRINT)                                  (PLEASE TYPE OR PRINT)

ADDRESS:                                               ADDRESS:


                                    (ZIP CODE)                                            (ZIP CODE)


SOCIAL SECURITY NUMBER:


         (COMPLETE SUBSTITUTE FORM W-9)

-----------------------------------------------        ---------------------------------------------


                  IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR INITIAL NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


1.                DELIVERY OF THIS LETTER AND INITIAL NOTES; GUARANTEED
                  DELIVERY PROCEDURE.

                  This Letter is to be used to forward, and must accompany, all certificates representing Initial Notes tendered pursuant to the Exchange Offer, unless such certificates are accompanied by an Agent's Message (as defined under the captions "The Exchange Offer - Terms of the Exchange Offer" and "The Exchange Offer - Procedures for Tending Initial Notes" in the Prospectus) in which case you need not submit this Letter to the Exchange Agent. Certificates representing the Initial Notes in proper form for transfer (or a confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at the book-entry transfer facility) must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. A tender will not be deemed to have been timely received when the tendering holder's properly completed and duly signed Letter, or an Agent's Message accompanied by the Initial Notes, is mailed prior to the Expiration Date but is received by the Exchange Agent after the Expiration Date.

                  THE METHOD OF DELIVERY OF THIS LETTER, THE INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, COMPTON PETROLEUM CORPORATION RECOMMENDS THAT TENDERING HOLDERS USE OVERNIGHT OR HAND DELIVERY SERVICE. IF TENDERING HOLDERS CHOOSE THE MAIL, COMPTON PETROLEUM CORPORATION RECOMMENDS THAT REGISTERED MAIL PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY.

                  If a holder desires to tender Initial Notes and such holder's Initial Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Initial Notes (or a confirmation of book-entry transfer of Initial Notes into the Exchange Agent's account at the book-entry transfer facility with an Agent's Message) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder may still tender in the Exchange Offer if:

                      (a) you tender through an Eligible Institution (as defined below);

                      (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile of it) and Notice of Guaranteed Delivery, substantially in the form provided by us (by facsimile transmission, mail or hand delivery), setting forth your name and address as holder of the Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date the certificates for all physically tendered Initial Notes, in proper form for transfer, or a book-entry confirmation with an Agent's Message, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

                      (c) the certificates for all physically tendered Initial Notes, in proper form for transfer, or a book-entry confirmation as the case may be, and all other documents required by this Letter of Transmittal are received by the Exchange Agent within five business days after the Expiration Date.

                  See "The Exchange Offer - Terms of the Exchange Offer" and "The Exchange Offer - Procedures for Tending Initial Notes" in the Prospectus.

2.                WITHDRAWALS.

                  Any holder who has tendered Initial Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by facsimile (receipt confirmed by telephone and an original delivered by guaranteed overnight courier)) to the Exchange Agent prior to the close of business on the Expiration Date and prior to acceptance for exchange thereof by us. For a withdrawal to be effective, a written notice of withdrawal must (i) specify the name of the person having tendered the Initial Notes to be withdrawn (the "Depositor"),

(ii) identify the Initial Notes to be withdrawn (including the certificate number or numbers and principal amount of such Initial Notes), (iii) be signed by the holder in the same manner as the original signature on the Letter by which such Initial Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Initial Notes pursuant to the terms of the Indenture into the name of the person withdrawing the tender and (iv) specify the name in which any such Initial Notes are to be registered, if different from that of the Depositor. If Initial Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the participant's account at the book-entry transfer facility to be credited, if different from that of the Depositor, with the withdrawn Initial Notes or otherwise comply with the book-entry transfer facility's procedures. See "The Exchange Offer - Withdrawal of Tenders" in the Prospectus.

3.                SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS;
                  GUARANTEE OF SIGNATURES.

                  If this Letter is signed by the registered holder of the Initial Notes tendered hereby, the signature must correspond with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

                  If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Initial Notes.

                  If this Letter or any Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us, evidence satisfactory to us of their authority to so act must also be submitted with the Letter of Transmittal.

                  If any tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

                  The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), unless the Initial Notes are tendered : (i) by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter and the Exchange Notes are being issued directly to such registered holder (or deposited into the participant's account at DTC), or (ii) for the account of an Eligible Institution.

4.                SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

                  Tendering holders of Initial Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Exchange Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Initial Notes not accepted for exchange will be returned to the name or address of the person signing this Letter.

5.                BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.

                  Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to "backup withholding" at the specified rate, currently 30%. In order to avoid backup withholding of United States income tax on such payments, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) certify, under penalties of perjury, that the Taxpayer Identification Number ("TIN") provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal

Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the correct TIN is not provided, or if any other information is not correctly provided, penalties may be imposed on the holder by the IRS and payments made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the specified rate, currently 30%.

                  The TIN for an individual United States citizen or resident is generally the individual's social security number; the TIN for non-individual United States persons is generally such person's employer identification number. The box in Part 3 of the Substitute Form W-9 may be checked if a holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that the box in Part 3 is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Company may withhold (at the specified rate, currently 30%) on any payments made by the Company on account of the Exchange Notes issued pursuant to the Exchange Offer prior to the time it is provided with a properly certified TIN. In any event, if a United States citizen or resident who has filed the Certificate of Awaiting Taxpayer Identification Number does not provide the Company with a TIN within 60 days of the date that the Company receives such Certificate of Awaiting Taxpayer Identification Number, the Company will be required to withhold at the specified rate, currently 30%, on all reportable payments made after such 60 day period.

                  Exempt persons (including, among others, corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement, signed under penalties of perjury, attesting as to that status. A holder should consult its own tax advisor as to the holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

                  Failure to complete the Substitute Form W-9 will not, by itself, cause Initial Notes to be deemed invalidly tendered but may require the Company to withhold on payments made on account of the Exchange Notes at the specified rate, currently 30%. Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

                  For further information regarding backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

                  THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT A TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO IT (INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAX LAWS) OF THE OFFER. CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS AND FOREIGN TAXPAYERS) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED ABOVE. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE AND LOCAL TAX LAWS.

6.                TRANSFER TAXES.

                  The Company will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Initial Notes not exchanged or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

                  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter.

7.                WAIVER OF CONDITIONS.

                  Conditions enumerated in the Prospectus may be waived by the Company, in whole or in part, at any time from time to time in its reasonable discretion.

8.                NO CONDITIONAL TENDERS.

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

                  Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.                INADEQUATE SPACE.

                  If the space provided herein is inadequate, the aggregate principal amount of Initial Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

10.               MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

                  If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify The Bank of Nova Scotia Trust Company of New York at the telephone number indicated above. The holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter and related documents cannot be processed until the Initial Notes have been replaced.
11.               REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

                  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to The Bank of Nova Scotia Trust Company of New York at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

--------------------------------------------------------------------------------
                            IMPORTANT TAX INFORMATION
--------------------------------------------------------------------------------
        Complete and Sign Substitute Form W-9 in addition to Signature(s)


Name

--------------------------------------------------------------------------------
Business Name (if different than above)

--------------------------------------------------------------------------------
Address (if address is not complete, signature below will constitute a verification that the above address is correct).

--------------------------------------------------------------------------------
City, State, and ZIP Code

--------------------------------------------------------------------------------

                                                                          -------------------------------------
         SUBSTITUTE             PART 1-- PLEASE  PROVIDE  YOUR  TIN IN             Social Security Number
                                THE  BOX  AT  RIGHT  AND   CERTIFY  BY                       OR
          FORM W-9              SIGNING AND DATING BELOW,  OR IF A TIN         Employer Identification Number
     DEPARTMENT OF THE          HAS NOT  BEEN  ISSUED  TO YOU,  PLEASE
          TREASURY              CHECK THE BOX IN PART 3 BELOW.            -------------------------------------
                                                                          PART 2 -- |_|  Check this box if you
PAYER'S REQUEST FOR TAXPAYER                                                             are exempt from backup
IDENTIFICATION NUMBER (TIM)                                                              withholding. See the
                                                                                         enclosed Guidelines
                                                                                         and complete as
                                                                                         instructed therein.

-----------------------------   --------------------------------------    -------------------------------------
                                PART 3 -- Awaiting TIN |_|
-----------------------------   --------------------------------------    -------------------------------------

         Certification--Under penalties of perjury, I certify that:

         (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

         (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, AND

         (3)   I am a U.S. person (including a U.S. resident alien).


         Certificate Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

         THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


         SIGNATURE                                   DATE                  ,2002
                  -----------------------------           -----------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE SPECIFIED RATE, CURRENTLY 30%, ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9



--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide a properly certified TIN may be subject to backup withholding at the specified rate, currently 30%. I also understand that if I do not provide a properly certified TIN within 60 days, all reportable payments made to me thereafter will be subject to backup withholding at the specified rate, currently 30%, until I provide such certified TIN.





                                                                          , 20
         ----------------------------------         ----------------------    --
                   Signature                                  Date


--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: I.E. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: I.E., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended (the "Code"). "IRS" is the Internal Revenue Service.

-------------------------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:         GIVE THE                        FOR THIS TYPE OF ACCOUNT:      GIVE THE
                                  SOCIAL SECURITY                                                EMPLOYER IDENTIFICATION
                                  NUMBER OF --                                                   NUMBER OF --
-------------------------------------------------------------------------------------------------------------------------------
1.   An individual's account      The individual                  9.  A valid trust, estate,     The legal entity (Do not
                                                                      or pension trust           furnish the identifying
                                                                                                 number of the personal
                                                                                                 representative or trustee
                                                                                                 unless the legal entity
                                                                                                 itself is not designated in
                                                                                                 the account title).(5)
-------------------------------------------------------------------------------------------------------------------------------
2.   Two or more individuals      The actual owner of the         10. Corporate account          The corporation
     (joint account)              account or, if combined
                                  funds, the first individual
                                  on the account(1)
-------------------------------------------------------------------------------------------------------------------------------
3.   Husband and wife (joint      The actual owner of the         11. Religious, charitable,     The organization
     account)                     account or, if joint funds,         or educational
                                  either person(1)                    organization account
-------------------------------------------------------------------------------------------------------------------------------
4.   Custodian account of a       The minor(2)                    12. Partnership account held   The partnership
     minor (Uniform Gift to                                           in the name of the
     Minors Act)                                                      business
-------------------------------------------------------------------------------------------------------------------------------
5.   Adult and minor (joint       The adult or, if the minor      13. Association, club, or      The organization
     account)                     is the only contributor, the        other tax-exempt
                                  minor(1)                            organization
-------------------------------------------------------------------------------------------------------------------------------
6.   Account in the name of the   The ward, minor, or             14.  A broker or registered    The broker or nominee
     guardian or committee for    incompetent person(3)               nominee
     a designated ward, minor,
     or incompetent person
-------------------------------------------------------------------------------------------------------------------------------
7.   a.  The usual revocable      The grantor-trustee             15. Account with the           The public entity
     savings trust account                                            Department of
     (grantor is also trustee)                                        Agriculture in the name
                                                                      of a public entity (such
     b.  So-called trust          The actual owner(1)                 as a State or local
     account that is not a                                            government, school
     legal or valid trust under                                       district, or prison)
     State law                                                        that receives
                                                                      agricultural program
                                                                      payments
-------------------------------------------------------------------------------------------------------------------------------
8.   Sole proprietorship account  The owner(4)
-------------------------------------------------------------------------------------------------------------------------------

----------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)      Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's, or incompetent person's name and furnish such person's social security number.

(4) Show your individual name. You may also enter your business name. You may use either your Social Security number or your Employer Identification number.

(5) List first and circle the name of the legal trust, estate, or pension trust.

         NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEE EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments including the following:

o    A corporation.

o    A financial institution.

o An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

o    The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o    An international organization or any agency or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

o    A real estate investment trust.

o    A common trust fund operated by a bank under Section 584(a) of the Code.

o An exempt charitable remainder trust, or a trust described in Section 4947 of the Code.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o    A foreign central bank of issue.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING
Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o    Payments made by certain foreign organizations.

o    Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

o Payment of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payment of tax-exempt interest (including exempt interest dividends under Section 852 of the Code).

o    Payment described in Section 6049(b)(5) to nonresident aliens.

o    Payments on tax-free covenant bonds under Section 1451 of the Code.

o    Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

         Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, and 6050A and 6050N of the Code and the regulations promulgated thereunder.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.